UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

SABINE ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8424	75-6297143
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Simmons Bank Park Place 2911 Turtle Creek Blvd Suite 850 Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (855) 588-7839

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On March 25, 2019, the Registrant received its audit report from BKD, LLP with respect to the statement of fees and expenses paid to the trustee and escrow agent of the Registrant. A copy of the report and the accompanying statement of fees and expenses is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

d.	Exhibits

99.1 Independent Auditors’ Report and Special Purpose Statement dated March  25, 2019 of the Statement of Fees and Expenses paid by Sabine Royalty Trust to Southwest Bank and Simmons Bank, as Trustee and Escrow Agent for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABINE ROYALTY TRUST

By:	SIMMONS BANK, TRUSTEE

By:	/s/ RON E. HOOPER
Ron E. Hooper
SVP Royalty Trust Management

Date: March 28, 2019